                                   ICON FUNDS

         SUPPLEMENT DATED MARCH 24, 2006 TO THE ICON INTERNATIONAL FUNDS
                        PROSPECTUS DATED JANUARY 31, 2006

ICON ASIA-PACIFIC REGION FUND AND ICON EUROPE FUND

Effective June 1, 2006, the existing shares of the ICON Asia-Pacific Region Fund and ICON Europe Fund are re-designated as ICON Asia-Pacific Region -- Class S and ICON Europe Fund -- Class S, respectively.

INTERNATIONAL EQUITY FUND

Effective June 1, 2006, the Class C shares of ICON International Equity Fund will impose a 1% contingent deferred sales charge ("CDSC") on shares redeemed within one-year of purchase. Shares purchased prior to June 1, 2006 will not be subject to the CDSC.

Accordingly, the Fee Table in the prospectus for the International Equity Fund's Class C shares is revised as follows:

FEES AND EXPENSES

The following table describes the fees and expenses you pay if you buy and hold shares of the Fund. The Expenses shown under Total Annual Fund Operating Expenses are based on those incurred in the fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.

FEE TABLE -- CLASS C SHARES

     SHAREHOLDER FEES
     (fees paid directly from your investment)

                                                                             ICON INTERNATIONAL
                                                                                EQUITY FUND
                                                                             ------------------
     Maximum Sales Charge (Load) on Purchases                                       None
     Maximum Contingent Deferred Sales Charge                                       1.00%
     Sales Charges on Reinvested Dividends                                          None
     Redemption Fee(1)                                                              None

     ANNUAL FUND OPERATING EXPENSES
     (expenses deducted from fund assets)

     Management Fee                                                                 1.00%
     Distribution/Servicing Fee                                                     1.00%
     Other Expenses(2)                                                              2.52%
     Total Annual Fund Operating Expenses                                           4.52%
     Expense Reimbursements and/or Waivers(2)                                       1.97%
     Total Net Annual Fund Operating Expenses After
       Reimbursements and Waivers (as applicable)(2)                                2.55%

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(1)  A $15 fee is assessed for wire redemptions

(2) ICON Advisers, Inc. (the "ICON") has contractually agreed to limit expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 2.55% until January 31, 2016. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed the existing expense limitation and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time if you redeem all of your shares at the end of each period and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, a 5% total return each year, and no changes in Fund expenses. Because actual expenses will vary, the example is for comparison only.

                                                                                       ICON INTERNATIONAL
                                                                                          EQUITY FUND
                                                                                       ------------------
     1 Year*                                                                           $              258
     3 years                                                                           $              793
     5 years                                                                           $            1,355
     10 years                                                                          $            2,885

     * If you redeem your shares within one year of purchase you may be charged a 1% CDSC.

You would pay the following expenses if you did not redeem your shares

                                                                                       ICON INTERNATIONAL
                                                                                          EQUITY FUND
                                                                                       ------------------
     1 Year                                                                            $              258
     3 years                                                                           $              793
     5 years                                                                           $            1,355
     10 years                                                                          $            2,885

The following is added to the "Class of Shares and Distribution Arrangements" section of the Prospectus:

The following describes the sales charges and fees you will pay as an investor in Class C shares offered by the ICON International Equity Fund:

     Sales Charges (Load)    No front-end sales charge. A contingent deferred
                             sales charge (CDSC) of 1% may be imposed on shares redeemed within one year after purchase. The contingent deferred sales charge is based on the original purchase cost.

     Distribution and        Subject to annual distribution and shareholder
     Service Fee (12b-1)     servicing fees of up to 1.00% of the Fund's average
     Fee                     daily net assets.

There is no CDSC on reinvested dividends or distributions. If you sell some but not all of your Class C shares, any shares not subject to the CDSC (i.e., shares purchased through reinvested dividends) will be redeemed first.

CONTINGENT DEFERRED SALES CHARGE WAIVERS

The contingent deferred sales charge on Class C shares may be waived in the following cases:

- Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which the contingent deferred sales charge would apply to the initial shares purchased;

-    Tax-free returns of excess contributions to IRAs;

- Redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

- Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document;

- The following types of transactions, if together they do not exceed 12% of the value of an account annually:

      - redemptions due to receiving required minimum distributions from retirement accounts upon reaching 70(1)/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

      - if you have established a systematic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

You may obtain more information about sales charge reductions and waivers through a link on the home page of the ICON Funds website at www.iconadvisers.com, from the statement of additional information or from your financial adviser.

                               *     *     *     *

        SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.